Exhibit 99.1

PRESS RELEASE		Contact: Jeff W. Dick
HOLD FOR RELEASE:	January 21, 2020, 8:00 AM ET	(703) 481-4567

MainStreet Bancshares, Inc. Reports Record Annual Earnings for 2019

Fairfax, Virginia – January 21, 2020 - MainStreet Bancshares, Inc. (Nasdaq: MNSB) reported net income of $14.0 million for 2019, which represents a 1.19% return on average assets, a 10.79% return on average equity and which equates to $1.69 per share of common stock.

Net interest income was $39.4 million for the twelve months ended December 31, 2019, up 27% from the twelve months ended December 31, 2018.  Noninterest income of $4.9 million for the year ended December 31, 2019 saw an increase of 50% from the year ended December 31, 2018.  The increase is due to an increase in deposit account fees, interest rate swap fees related to loan transactions, and gains recorded for the sale of the guaranteed portion of Small Business Administration (“SBA”) loans.  We anticipate that these sources should continue in a similar manner going forward.

Loan loss provisions of $1.6 million for the year ended December 31, 2019 are down 48% from the year ended December 31, 2018. The decrease in loan loss provisions was consistent with the Company’s strategic decision to moderate net loan growth to 12% for 2019 as compared to 40% net loan growth in 2018.

Total assets were $1.3 billion at December 31, 2019, up 16% from the previous year-end. Net loans at December 31, 2019 total $1.0 billion and asset quality remains solid with non-performing assets to total assets at 0.09% as of December 31, 2019.  Capital levels for the Company remain strong.

Non-interest-bearing deposits increased to $252.7 million as of December 31, 2019, up 19% from December 31, 2018.  Non-interest-bearing deposits represent 24% of total deposits at December 31, 2019.  Total deposits as of December 31, 2019 were $1.1 billion an increase of $152.1 million from December 31, 2018.

As of December 31, 2019, the Company’s tangible book value per share was $16.59, up 12% from $14.83 as of December 31, 2018.  According to Nasdaq, there were 7,746 trades during the quarter totaling 792,485 shares traded. The closing share price was $23.00, or 139% of book value. The market cap was $190.0 million as of December 31, 2019.

QUOTES: “We had a fantastic year of good growth and opportunity,” says Chris Brockett, President of MainStreet Bancshares, Inc. and MainStreet Bank. “We are excited to bring the branch at 1130 Connecticut Avenue in DC online in February and look forward to developing more business opportunities with some of our new DC partnerships.”

“The current rate environment is challenging but it is providing good opportunities for business expansion and development in our market,” says Jeff W. Dick, Chairman and CEO of MainStreet Bancshares, Inc. and MainStreet Bank. “We’ve been able to sustain a good net interest margin and we are intensely focused on improving both our net interest margin and fee income through the generation of new core deposits and building on our base of transactional payment processing businesses.”

ABOUT MAINSTREET BANK:  MainStreet operates six branches in Herndon, Fairfax, Fairfax City, McLean, Leesburg and Clarendon.  A seventh branch on 1130 Connecticut Avenue in Washington, D.C. will open in February 2020.

MainStreet has 55,000 free ATMs and a fully integrated online and mobile banking solution.  The Bank is not restricted by a conventional branching system, as it can offer business customers the ability to Put Our Bank in Your Office®. With robust and easy-to-use online business banking technology, MainStreet has “put our bank” in well over 1,000 businesses in the metropolitan area.

MainStreet has a full complement of payment system services for third party payment providers.  MainStreet has a nationally known market leader and a highly experienced team ready to help payment providers create a solution perfect for their needs.

MainStreet has a robust line of business and professional lending products, including government contracting lines of credit, commercial lines and term loans, residential and commercial construction and commercial real estate.  MainStreet also works with the SBA to offer 7A and 504 lending solutions.  From mobile banking and Apple Pay to instant-issue Debit Cards, MainStreet Bank is always looking for ways to improve its customer experience.

MainStreet Bank was the first community bank in the Washington, D.C. metropolitan area to offer a full online business banking solution.  MainStreet Bank was also the first bank headquartered in the Commonwealth of Virginia to offer CDARS – a solution that provides multi-million-dollar FDIC insurance.  Further information on the Bank can be obtained by visiting its website at mstreetbank.com.

This release contains forward-looking statements, including our expectations with respect to future events that are subject to various risks and uncertainties.  The statements contained in this release that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as “may,” “will,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursuant,” “target,” “continue,” and similar expressions are intended to identify such forward-looking statements. Factors that could cause actual results to differ materially from management's projections, forecasts, estimates and expectations include: fluctuation in market rates of interest and loan and deposit pricing, adverse changes in the overall national economy as well as adverse economic conditions in our specific market areas, maintenance and development of well-established and valued client relationships and referral source relationships, and acquisition or loss of key production personnel.

We caution readers that the list of factors above is not exclusive. The forward-looking statements are made as of the date of this release, and we may not undertake steps to update the forward-looking statements to reflect the impact of any circumstances or events that arise after the date the forward-looking statements are made.  In addition, our past results of operations are not necessarily indicative of future performance.

UNAUDITED CONSOLIDATED BALANCE SHEET INFORMATION

(Unaudited)

(In thousands, except share data)

	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018
ASSETS
Cash and cash equivalents
Cash and due from banks	$53,376	$52,580	$44,976	$29,741	$27,886
Federal funds sold	11,468	19,432	19,835	30,034	30,190
Total cash and cash equivalents	64,844	72,012	64,811	59,775	58,076
Investment securities available for sale, at fair value	92,791	88,198	60,079	69,308	55,979
Investment securities held to maturity, at carrying value	23,914	24,410	24,946	25,487	26,178
Restricted equity securities, at cost	6,157	4,882	5,307	5,732	5,894
Loans, net of allowance for loan losses of $9,584, $9,370, $9,185, $9,189, and $8,831, respectively	1,030,425	992,609	983,574	943,735	917,125
Premises and equipment, net	14,153	14,109	14,208	14,226	14,222
Other real estate owned, net	1,207	1,207	1,207	—	—
Accrued interest and other receivables	5,420	5,373	5,681	5,644	5,148
Bank owned life insurance	24,562	19,381	14,275	14,169	14,064
Other assets	14,516	12,095	10,676	8,005	3,927
Total Assets	$1,277,989	$1,234,276	$1,184,764	$1,146,081	$1,100,613
LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Non-interest bearing deposits	$252,707	$218,087	$201,405	$193,744	$211,749
Interest-bearing DDA deposits	53,707	54,438	65,117	59,639	60,588
Savings and NOW deposits	63,015	63,746	61,945	61,537	51,371
Money market deposits	141,337	125,716	115,641	147,655	138,153
Time deposits	561,488	602,577	567,023	504,252	458,276
Total deposits	1,072,254	1,064,564	1,011,131	966,827	920,137
Federal Home Loan Bank advances and other borrowings	40,000	10,000	20,000	30,000	40,000
Subordinated debt	14,805	14,798	14,791	14,783	14,776
Other liabilities	13,896	11,697	9,806	9,488	4,449
Total Liabilities	1,140,955	1,101,059	1,055,728	1,021,098	979,362
Stockholders’ Equity:
Common stock, par value $4 per share, authorized 10,000,000 shares; issued and outstanding, 8,260,259 shares at December 31, 2019 including 160,961 unvested shares, 8,260,259 shares at September 30, 2019 including 160,961 unvested shares, 8,250,259 shares at June 30, 2019 including 153,586 unvested shares, 8,249,759 at March 31, 2019 including 153,086 unvested shares, 8,177,978 shares at December 31, 2018 including 133,869 unvested shares.	32,397	32,397	32,387	32,387	32,177
Capital surplus	75,117	74,860	74,609	74,353	74,256
Retained earnings	29,097	25,535	21,826	18,395	15,185
Accumulated other comprehensive gain (loss)	423	425	214	(152)	(367)
Total Stockholders’ Equity	137,034	133,217	129,036	124,983	121,251
Total Liabilities and Stockholders’ Equity	$1,277,989	$1,234,276	$1,184,764	$1,146,081	$1,100,613

UNAUDITED CONSOLIDATED STATEMENTS OF INCOME INFORMATION

(Unaudited)

(In thousands, except share and per share data)

	Year-to-Date		Three Months Ended
	December 31, 2019	December 31, 2018	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018
INTEREST INCOME:
Interest and fees on loans	$55,208	$41,270	$14,223	$14,192	$13,877	$12,916	$12,244
Interest on investment securities	2,202	1,470	534	497	615	556	381
Interest on federal funds sold	1,403	1,095	271	412	375	345	457
Total interest income	58,813	43,835	15,028	15,101	14,867	13,817	13,082
INTEREST EXPENSE:
Interest on interest bearing DDA deposits	998	900	195	275	283	245	269
Interest on savings and NOW deposits	289	251	71	71	74	73	77
Interest on money market deposits	2,379	1,708	489	539	587	763	598
Interest on time deposits	14,196	8,065	3,730	3,900	3,635	2,931	2,784
Interest on Federal Home Loan Bank advances and other borrowings	549	776	92	76	162	219	188
Interest on subordinated debt	966	966	244	244	241	238	244
Total interest expense	19,377	12,666	4,821	5,105	4,982	4,469	4,160
Net interest income	39,436	31,169	10,207	9,996	9,885	9,348	8,922
Provision for loan losses	1,618	3,126	358	185	750	325	496
Net interest income after provision for loan losses	37,818	28,043	9,849	9,811	9,135	9,023	8,426
NON-INTEREST INCOME:
Deposit account service charges	1,668	1,103	460	392	446	370	311
Bank owned life insurance income	498	427	180	106	106	105	107
Loan swap fee income	989	713	111	407	181	290	713
Net gain on available-for-sale securities	5	—	—	—	5	—	—
Net gains on sale of loans	566	—	—	303	263	—	—
Other fee income	1,136	995	407	228	340	161	331
Total other income	4,862	3,238	1,158	1,436	1,341	926	1,462
NON-INTEREST EXPENSES:
Salaries and employee benefits	15,776	11,845	4,179	3,890	3,847	3,860	3,267
Furniture and equipment expenses	1,728	1,859	457	451	435	385	534
Advertising and marketing	906	614	375	235	191	105	146
Occupancy expenses	864	736	221	214	217	213	220
Outside services	863	839	169	306	161	227	164
Administrative expenses	731	575	198	190	176	167	142
Other operating expenses	4,508	3,510	1,104	1,203	1,150	1,051	900
Total other expenses	25,376	19,978	6,703	6,489	6,177	6,008	5,373
INCOME BEFORE INCOME TAXES	17,304	11,303	4,304	4,758	4,299	3,941	4,515
Income tax expense	3,354	2,094	742	1,049	868	694	846
NET INCOME	$13,950	$9,209	$3,562	$3,709	$3,431	$3,247	$3,669
Net income per common share, basic and diluted (1)	$1.69	$1.38	$0.43	$0.45	$0.42	$0.39	$0.45
Weighted average number of shares, basic and diluted (1)	8,251,302	6,652,979	8,260,259	8,251,672	8,250,210	8,242,873	8,178,888

(1)	Amounts for all periods reflect the effect of the 5% stock dividend on April 30, 2018.

UNAUDITED LOAN, DEPOSIT AND BORROWING DETAIL

(Unaudited)

(In thousands)

	December 31, 2019		September 30, 2019		December 31, 2018		Percentage Change
	$ Amount	% of Total	$ Amount	% of Total	$ Amount	% of Total	Last 3 Mos	Last 12 Mos
LOANS:
Construction and land development loans	$272,620	26.2%	$207,441	20.7%	$183,551	19.8%	31.4%	48.5%
Residential real estate loans	150,848	14.5%	162,801	16.2%	149,628	16.2%	-7.3%	0.8%
Commercial real estate loans	421,870	40.5%	434,735	43.3%	377,760	40.7%	-3.0%	11.7%
Commercial industrial loans	121,225	11.6%	115,902	11.5%	114,221	12.3%	4.6%	6.1%
Consumer loans	75,583	7.2%	83,013	8.3%	102,277	11.0%	-9.0%	-26.1%
Total Gross Loans	$1,042,146	99.9%	$1,003,892	100.0%	$927,437	100.0%	3.8%	12.4%
Less: Allowance for loan losses	(9,584)		(9,370)		(8,831)
Net deferred loan fees	(2,137)		(1,913)		(1,481)
Net Loans	$1,030,425		$992,609		$917,125
DEPOSITS:
Non-interest bearing demand deposits	$252,707	23.6%	$218,087	20.5%	$211,749	23.0%	15.9%	19.3%
Interest-bearing demand deposits:
Demand deposits	53,707	5.0%	54,438	5.1%	60,588	6.6%	-1.3%	-11.4%
Savings and NOW deposits	63,015	5.9%	63,746	6.0%	51,371	5.6%	-1.1%	22.7%
Money market accounts	141,337	13.2%	125,716	11.8%	138,152	15.0%	12.4%	2.3%
Certificates of deposit $250,000 or more	211,935	19.8%	239,719	22.5%	111,325	12.1%	-11.6%	90.4%
Certificates of deposit less than $250,000	349,553	32.5%	362,858	34.1%	346,952	37.7%	-3.7%	0.7%
Total Deposits	$1,072,254	100.0%	$1,064,564	100.0%	$920,137	100.0%	0.7%	16.5%
BORROWINGS:
Federal Home Loan Bank advances	40,000	73.0%	10,000	57.5%	40,000	73.0%	300.0%	0.0%
Subordinated debt	14,805	27.0%	14,798	42.5%	14,776	27.0%	0.0%	0.2%
Total Borrowings	$54,805	100.0%	$24,798	100.0%	$54,776	100.0%	121.0%	0.1%
Total Deposits and Borrowings	$1,127,059		$1,089,362		$974,913		3.5%	15.6%

Core customer funding sources (1)	$654,213	58.1%	$655,631	60.2%	$586,001	60.1%	-0.2%	11.6%
Brokered and listing service sources (2)	418,041	37.1%	408,933	37.5%	334,136	34.3%	2.2%	25.1%
Federal Home Loan Bank advances	40,000	3.5%	10,000	0.9%	40,000	4.1%	300.0%	0.0%
Subordinated debt (3)	14,805	1.3%	14,798	1.4%	14,776	1.5%	0.0%	0.2%
Total Funding Sources	$1,127,059	100.0%	$1,089,362	100.0%	$974,913	100.0%	3.5%	15.6%

(1)	Includes ICS, CDARS, and reciprocal deposits maintained by customers, which represent sweep accounts tied to customer operating accounts.
(2)

Consists of certificates of deposit (CD) through multiple listing services and multiple brokered deposit services, as well as ICS and CDARS one-way certificates of deposit and regional money market accounts.

(3)	Subordinated debt obligation qualifies as Tier 2 capital at the holding company and Tier 1 capital at the Bank.

UNAUDITED AVERAGE BALANCE SHEETS, INTEREST AND RATES

(Unaudited)

(In thousands)

	For the three months ended December 31, 2019			For the three months ended December 31, 2018
	Average Balance	Interest Income/ Expense	Average Yields/ Rate (annualized)	Average Balance	Interest Income/ Expense	Average Yields/ Rate (annualized)
ASSETS:
Interest earning assets:
Loans (1)	$1,023,614	$14,223	5.56%	$893,352	$12,244	5.48%
Investment securities	71,387	534	2.99%	55,642	381	2.74%
Federal funds and interest-bearing deposits	74,519	271	1.45%	90,092	457	2.03%
Total interest earning assets	$1,169,520	$15,028	5.14%	$1,039,086	$13,082	5.03%
Other assets	55,251			37,855
Total assets	$1,224,771			$1,076,941
Liabilities and Stockholders’ Equity:
Interest-bearing liabilities:
Interest-bearing demand deposits	$54,176	$195	1.44%	$58,233	$269	1.85%
Money market deposit accounts	134,011	489	1.46%	130,892	598	1.83%
Savings and NOW deposits	63,916	71	0.44%	52,249	77	0.59%
Time deposits	570,794	3,730	2.61%	470,738	2,784	2.37%
Total interest-bearing deposits	$822,897	$4,485	2.18%	$712,112	$3,728	2.09%
Federal funds and repos purchased	11	-	0.00%	$32	$-	0.00%
Subordinated debt	14,802	244	6.59%	14,773	244	6.61%
FHLB borrowings	15,370	92	2.39%	30,826	188	2.44%
Total interest-bearing liabilities	$853,080	$4,821	2.26%	$757,743	$4,160	2.19%
Demand deposits and other liabilities	236,396			198,365
Total liabilities	$1,089,476			$956,108
Stockholders’ Equity	135,295			120,833
Total Liabilities and Stockholders’ Equity	$1,224,771			$1,076,941
Interest Rate Spread			2.88%			2.84%
Net Interest Income and Margin		$10,207	3.49%		$8,922	3.43%

(1)	Includes loans classified as non-accrual.

UNAUDITED AVERAGE BALANCE SHEETS, INTEREST AND RATES

(Unaudited)

(In thousands)

	For the year ended December 31, 2019			For the year ended December 31, 2018
	Average Balance	Interest Income/ Expense	Average Yields/ Rate (annualized)	Average Balance	Interest Income/ Expense	Average Yields/ Rate (annualized)
ASSETS:
Interest earning assets:
Loans (1)	$984,014	$55,208	5.61%	$795,130	$41,270	5.19%
Investment securities	71,149	2,202	3.09%	55,219	1,470	2.66%
Federal funds and interest-bearing deposits	72,643	1,403	1.93%	63,536	1,095	1.72%
Total interest earning assets	$1,127,806	$58,813	5.21%	$913,885	$43,835	4.80%
Other assets	45,282			35,159
Total assets	$1,173,088			$949,044
Liabilities and Stockholders’ Equity:
Interest-bearing liabilities:
Interest-bearing demand deposits	$56,675	$998	1.76%	$57,357	$900	1.57%
Money market deposit accounts	129,606	2,379	1.84%	115,846	1,708	1.47%
Savings and NOW deposits	62,047	289	0.47%	50,509	251	0.50%
Time deposits	544,084	14,196	2.61%	401,259	8,065	2.01%
Total interest-bearing deposits	$792,412	$17,862	2.25%	$624,971	$10,924	1.75%
Federal funds and repos purchased	37	1	2.70%	463	12	2.59%
Subordinated debt	14,791	966	6.53%	14,762	966	6.54%
FHLB borrowings	21,162	548	2.59%	39,042	764	1.96%
Total interest-bearing liabilities	$828,402	$19,377	2.34%	$679,238	$12,666	1.86%
Demand deposits and other liabilities	215,405			181,098
Total liabilities	$1,043,807			$860,336
Stockholders’ Equity	129,281			88,708
Total Liabilities and Stockholders’ Equity	$1,173,088			$949,044
Interest Rate Spread			2.88%			2.94%
Net Interest Income and Margin		$39,436	3.50%		$31,169	3.41%

(1)	Includes loans classified as non-accrual.

UNAUDITED SUMMARY FINANCIAL DATA

(Unaudited)

(Dollars in thousands except per share data)

	At or For the Three Months Ended		At or For the Year Ended
	December 31,		December 31,
	2019	2018	2019	2018
Per share Data and Shares Outstanding (1)
Earnings per share – (basic and diluted)	$0.43	$0.45	$1.69	$1.38
Tangible book value per share	$16.59	$14.83	$16.59	$14.83
Weighted average common shares (basic and diluted)	8,260,259	8,178,888	8,251,302	6,652,979
Common shares outstanding at end of period	8,260,259	8,177,978	8,260,259	8,177,978
Performance Ratios
Return on average assets (annualized)	1.16%	1.36%	1.19%	0.97%
Return on average equity (annualized)	10.53%	12.15%	10.79%	10.38%
Yield on earning assets (annualized)	5.14%	5.03%	5.21%	4.80%
Cost of interest bearing liabilities (annualized)	2.26%	2.19%	2.34%	1.86%
Net interest spread	2.88%	2.84%	2.88%	2.94%
Net interest margin (annualized)	3.49%	3.43%	3.50%	3.41%
Noninterest income as a percentage of average assets (annualized)	0.38%	0.54%	0.41%	0.34%
Noninterest expense to average assets (annualized)	2.19%	2.00%	2.16%	2.11%
Efficiency ratio	58.98%	51.75%	57.28%	58.07%
Asset Quality
Loans 30-89 days past due to total gross loans	0.03%	0.01%	0.03%	0.01%
Loans 90 days past due to total gross loans	0.00%	0.00%	0.00%	0.00%
Non-accrual loans to total gross loans	0.00%	0.21%	0.00%	0.21%
Other real estate owned	$1,207	$—	$1,207	$—
Non-performing assets	$1,207	$1,939	$1,207	$1,939
Non-performing assets to total assets	0.09%	0.18%	0.09%	0.18%
Allowance for loan losses to total gross loans	0.92%	0.95%	0.92%	0.95%
Allowance for loan losses to non-performing assets	7.94	4.53	7.94	4.53
Net loan charge-offs (recoveries)	$144	$1	$865	$1
Net charge-offs to average loans (annualized)	0.06%	0.00%	0.09%	0.00%
Troubled debt restructurings (total)
Performing in accordance with modified terms	$1,482	$1,510	$1,482	$1,510
Not performing in accordance with modified terms	$—	$1,939	$—	$1,939
Regulatory Capital Ratios (Bank only) (2)
Total risk-based capital ratio	13.74%	13.75%	13.74%	13.75%
Tier 1 risk-based capital ratio	12.91%	12.90%	12.91%	12.90%
Leverage ratio	12.65%	12.41%	12.65%	12.41%
Common equity tier 1 ratio	12.91%	12.90%	12.91%	12.90%
Other information
Closing stock price	$23.00	$17.06	$23.00	$17.06
Tangible equity / tangible assets	10.73%	11.02%	10.73%	11.02%
Average tangible equity / average tangible assets	11.05%	11.22%	11.02%	9.35%
Number of full time equivalent employees	126	110	126	110
# Full service branch offices	6	6	6	6

(1)	Amounts for all periods presented are adjusted to reflect a 5% stock dividend effective April 30, 2018
(2)	Regulatory capital ratios as of December 31, 2019 are preliminary.